UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

Maryland	333-164313	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 11, 2011, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) renewed its advisory agreement (the “Renewed Advisory Agreement”) with its advisor, American Realty Capital II Advisors, LLC (the “Advisor”). The Renewed Advisory Agreement is effective from July 1, 2011 through June 30, 2012. The Renewed Advisory Agreement is substantially the same as the agreement that is currently in effect through June 30, 2011.

Item 2.02.	Results of Operations and Financial Condition.

On May 13, 2011, the Company issued a press release announcing its 2011 first quarter results.

The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 7.01.	Regulation FD Disclosure.

On May 11, 2011, the Company’s board of directors declared distributions to the stockholders of record at the close of business each day in the period commencing July 1, 2011 through and including August 31, 2011. The declared distributions will equal an amount of $0.00178082 per share of common stock, par value $0.01 per share. This equates to a 6.50% annualized yield when calculated on a $10.00 per share purchase price. A portion of each distribution is expected to constitute a return of capital for tax purposes. Distributions for the month of July will be paid on such day of August 2011 as the President of the Company may determine and distributions for the month of August will be paid on such day of September 2011 as the President of the Company may determine. Distributions will likely be funded from operations as well as debt proceeds, as the Company’s policy is not to fund distributions with proceeds from its initial public offering.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release dated May 13, 2011

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: May 13, 2011	By:	/s/ John B. Bessey
John B. Bessey
President

EXHIBIT INDEX

Exhibit No.	Description

Ex. 99.1	Press Release dated May 13, 2011